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                                                                   Exhibit 10(l)


                                 AMENDMENT NO. 2
                                     TO THE
                       THE NORTH AMERICAN COAL CORPORATION
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
              (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 1, 1994)


                  The North American Coal Corporation hereby adopts this Amendment No. 2 to The North American Coal Corporation Supplemental Retirement Benefit Plan (as Amended and Restated Effective September 1, 1994) (the "Plan"), effective July 15, 1998. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1
                                    ---------

                  The heading to Section 3.2A of the Plan is hereby deleted in its entirety and replaced with the following heading: "1994 Special Early Retirement Window Benefits for Certain Participants."

                                    SECTION 2
                                    ---------

                  A new Section 3.2B is hereby added to the Plan, immediately following Section 3.2A, to read as follows:

                  "3.2B  1998 SPECIAL EARLY RETIREMENT WINDOW BENEFITS.

                  (1) The following provisions shall apply to Participants who
(a) are Employees (other than officers) of The Coteau Properties Company or The Falkirk Mining Company, (b) are paid on a semi-monthly basis, (c) have attained at least age 50 and have been credited with at least 10 years of Benefit Service by July 15, 1998, (d) effectively elected by August 31, 1998, in writing on a form provided by the Employers, to retire on January 4, 1999 and (e) are highly compensated employees (as defined in Code Section 414(q)) whose Compensation for the 1997 and 1998 Plan Years was at least $100,000 (a "1998 Window Participant").

                  (2) In addition to the Supplemental Retirement Benefit described in Section 3.1, the 1998 Window Participants shall also receive the following additional Supplemental Retirement Benefits:

                  (a) A monthly amount equal to the difference between (i) the amount of the monthly benefit payable to the 1998 Window Participant or his Beneficiary under Plan 005, calculated by adding an additional sixty months of Benefit Service or sixty months of Age (or any combination thereof

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         not exceeding sixty total months, as elected by the
         1998 Window Participant) to the years of Benefit Service and/or Age otherwise used for purposes of calculating a Pension under Plan 005 (to the extent that such additions result in an increased Pension thereunder) and (ii) the amount of the Actual Pension Benefit.

         (b) For 1998 Window Participants who have not attained age 62 by January 4, 1999,a non-qualified Social Security Supplement in the amount of $1,000 per month. The Social Security Supplement shall automatically be payable for the period from the first day of the month after the end of the 1998 Window Participant's pay-through date for vacation pay purposes until and including the month in which the 1998 Window Participant reaches age 62 and is eligible to apply for Social Security benefits (whether or not he or she actually applies for such benefits). In the event of the death of the 1998 Window Participant prior to reaching age 62, the Social Security Supplement shall continue to be paid to the surviving Spouse of the 1998 Window Participant (if any) until and including the month in which the 1998 Window Participant would have attained age 62 if he or she had lived."

                                    SECTION 3
                                    ---------

                  Section 3.3(1) of the Plan is hereby amended by adding the following sentence to the end thereof:

         "Notwithstanding the foregoing, the provisions of Section 3.2B(2)(b) shall govern the timing and form of payment of the Social Security Supplement to the 1998 Window Participants."


                  EXECUTED this 1st day of October, 1998.


                                 THE NORTH AMERICAN COAL CORPORATION

                                 By: /s/Thomas A. Koza
                                     ------------------------------
                                 Title: Vice President-Law and
                                        Administration

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